Exhibit 99.2

 South Plains Financial  Earnings Presentation  Third Quarter, 2020  1

 Safe Harbor Statement and Other Disclosures   FORWARD-LOOKING STATEMENTSThis presentation contains, and future oral and written statements of South Plains Financial, Inc. (“South Plains” or the “Company”) and City Bank (“or the “Bank”) may contain, statements about future events that constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect South Plains’ current views with respect to, among other things, future events and South Plains’ financial performance. Any statements about South Plains’ expectations, beliefs, plans, predictions, forecasts, objectives, assumptions or future events or performance are not historical facts and may be forward-looking. These statements are often, but not always, made through the use of words or phrases such as “anticipate,” “believes,” “can,” “could,” “may,” “predicts,” “potential,” “should,” “will,” “estimate,” “plans,” “projects,” “continuing,” “ongoing,” “expects,” “intends” and similar words or phrases. Forward-looking statements include, but are not limited to: (i) projections and estimates of revenues, expenses, income or loss, earnings or loss per share, and other financial items, including our estimated financial results for 2020, (ii) statements of plans, objectives and expectations of South Plains or its management, (iii) statements of future economic performance, and (iv) statements of assumptions underlying such statements. Forward-looking statements should not be relied on because they involve known and unknown risks, uncertainties and other factors, some of which are beyond the control of South Plains and City Bank. These risks, uncertainties and other factors may cause the actual results, performance, and achievements of South Plains and City Bank to be materially different from the anticipated future results, performance or achievements expressed in, or implied by, the forward-looking statements. Factors that could cause such differences include, but are not limited to, local, regional, national and international economic conditions, the extent of the impact of the COVID-19 pandemic, including the impact of actions taken by governmental and regulatory authorities in response to such pandemic, such as the Coronavirus Aid, Relief, and Economic Security Act and subsequent related legislations, and the programs established thereunder, and City Bank’s participation in such programs, volatility of the financial markets, changes in interest rates, regulatory considerations, competition and market expansion opportunities, changes in non-interest expenditures or in the anticipated benefits of such expenditures, the receipt of required regulatory approvals, changes in non-performing assets and charge-offs, changes in tax laws, current or future litigation, regulatory examinations or other legal and/or regulatory actions, the impact of any tariffs, terrorist threats and attacks, acts of war or threats thereof or other pandemics. Therefore, South Plains can give no assurance that the results contemplated in the forward-looking statements will be realized. For more information about these factors, please see South Plains’ reports filed with or furnished to the SEC, including South Plains’ most recent Annual Report on Form 10-K and Quarterly Report on Form 10-Q on file with the U.S. Securities and Exchange Commission (the “SEC”), including the sections entitled "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations." Further, any forward-looking statement speaks only as of the date on which it is made and South Plains undertakes no obligation to update or revise any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events, except as required by law. All forward-looking statements herein are qualified by this cautionary statement.NON-GAAP FINANCIAL MEASURESManagement believes that certain non-GAAP performance measures used in this presentation provide meaningful information about underlying trends in its business and operations. Non-GAAP financial measures should be viewed in addition to, and not as an alternative for, SPFI’s reported results prepared in accordance with GAAP. Numbers in this presentation may not sum due to rounding.  2

# Today's Speakers



**Curtis C. Griffith**
***Chairman & Chief Executive Officer***

- Elected to the board of directors of First State Bank of Morton, Texas, in 1972 and employed by it in 1979
- Elected Chairman of the First State Bank of Morton board in 1984
- Chairman of the Board of City Bank and the Company since 1993



**Cory T. Newsom**
***President***

- Entire banking career with the Company focused on lending and operations
- Appointed President and Chief Executive Officer of the Bank in 2008
- Joined the Board in 2008



**Steven B. Crockett**
***Chief Financial Officer & Treasurer***

- Began his career in public accounting in 1994 by serving for seven years with a local firm in Lubbock, Texas
- Appointed Chief Financial Officer in 2015
- Controller of the Bank and the Company for 14 and 5 years respectively



**Brent A. Bates**
***City Bank's Chief Credit Officer***

- Joined City Bank in February 2020
- Division Credit Officer for Simmons First National Corp
- EVP and Chief Credit Officer of Southwest Bancorp, Inc.

South Plains Financial, Inc.
3

# Third Quarter 2020 Highlights

Parent Company of City Bank, a leading Texas-based community bank headquartered in Lubbock, TX

One of the largest independent banks headquartered in West Texas

$3.5 Billion in Total Assets as of September 30, 2020



New Mexico
Santa Fe
Albuquerque
Ruidoso
El Paso
Lubbock
Midland
Odessa
Texas
Ft. Worth
Dallas
Bryan / College Station
Austin
San Antonio
Houston
40
25
10
20
30
35
45
SPFI Branches (25)
664 FTE Employees
as of Sep. 30, 2020

## NASDAQ: SPFI 3Q'20 Highlights

- ✓ Pre-Tax, Pre-Provision income of $26.9 million, compared to $20.1 million in 2Q'20 and $10.7 million in 3Q'19
- ✓ Net Income of $16.7 million, compared to $8.3 million in 3Q'19
- ✓ Earnings per share of $0.92, compared to $0.45 in 3Q'19
- ✓ Provision for loan loss of $6.1 million, compared to $420,000 in 3Q'19
- ✓ Nonperforming assets to total assets were 0.46% at September 30, 2020, compared to 0.33% at June 30, 2020 and 0.31% at September 30, 2019
- ✓ Average cost of deposits declined 64 basis points to 34 basis points, compared to 98 basis points in 3Q'19
- ✓ Net Interest Margin of 3.82%, compared to 3.79% in 2Q'20.
- ✓ Efficiency ratio was 56.90%, compared to 73.62% in 3Q'19
- ✓ Book value per share of $19.52, compared to $18.64 in 2Q'20

Note: Pre-tax, pre-provision income is a non-GAAP measure. See appendix for the reconciliation to GAAP

Source: Company documents

South Plains Financial, Inc.
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# COVID-19 Loan Modifications – Updated (As of September 30, 2020)

## Active Loan Modifications

| (Dollars in thousands) Loan Segment | Total Balance | # of Active Loan Mods | Active Mods | Mod % of Segment |
|---|---|---|---|---|
| Hospitality | $ 119,360 | 35 | $ 72,330 | 60.6% |
| Hotels (Under Construction) | 18,809 | - | - | 0.0% |
| All Other CRE | 517,264 | 19 | 23,388 | 4.5% |
| Oil & Gas | 70,642 | 16 | 2,362 | 3.3% |
| Restaurant & Retail - Owner Occ. | 85,412 | 7 | 2,747 | 3.2% |
| All Other Commercial | 550,773 | 128 | 19,635 | 3.6% |
| Residential Real Estate | 372,114 | 15 | 2,469 | 0.7% |
| Consumer | 261,899 | 47 | 1,036 | 0.4% |
| Residential Construction | 80,149 | - | - | 0.0% |
| Paycheck Protection Program ("PPP") | 211,812 | - | - | 0.0% |
| Total | $ 2,288,234 | 267 | $ 123,967 | 5.4% |

## Highlights

- ✓ The Company has taken an aggressive and proactive approach to managing credit in light of the economic uncertainty
- ✓ Most at-risk loans over $1 million have been assigned to the Bank's Chairman, CEO, CLO, or CCO for additional oversight
- ✓ Additionally, customers were offered a range of loan modifications with six months interest only being the preferred option by the Bank
- ✓ Active modifications do not include loans that were previously modified but where the first scheduled payment post-modification has not been made
- ✓ Active modifications as a percent of our loans held for investment have declined from 19.9% at June 30, 2020 to 5.4% at September 30, 2020

Source: Company documents

South Plains Financial, Inc.
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# COVID-19 Loan Modifications – Updated (As of September 30, 2020)

- ✓ Modifications other than 6mo interest only are < 4.0% of the current loan portfolio
- ✓ Other modifications were primarily hotel loans that had interest-only periods of 12 months or a combination of a 90 day deferral and 9 months of interest-only
- ✓ Hospitality has the highest modification status at 60.6% of loans in that segment, due to the potential long-term stress in the industry. Modifications in all other segments are less than 5.0% of loans in such segments

| *(Dollars in thousands)* | Modification Type | | | | |
|---|---|---|---|---|---|
| **Loan Segment** | **6 month Interest Only** | **90 Day Deferral** | **Consumer & Mortgage** | **Other** | **Total** |
| Hospitality | $ 1,099 | $ 5,718 | $ - | $ 65,513 | $ 72,330 |
| Hotels (Under Construction) | - | - | - | - | - |
| All Other CRE | 22,244 | - | - | 1,144 | 23,388 |
| Oil & Gas | 990 | 742 | - | 630 | 2,362 |
| Restaurant & Retail - Owner Occ. | 1,247 | 1,500 | - | - | 2,747 |
| All Other Commercial | 16,502 | 175 | - | 2,958 | 19,635 |
| Residential Real Estate | 2,129 | 23 | 317 | - | 2,469 |
| Consumer | - | 30 | 1,006 | - | 1,036 |
| Residential Construction | - | - | - | - | - |
| Paycheck Protection Program ("PPP") | - | - | - | - | - |
| Total | $ 44,211 | $ 8,188 | $ 1,323 | $ 70,245 | $ 123,967 |
| *% of Loans* | *1.9%* | *0.3%* | *0.1%* | *3.1%* | *5.4%* |

Note: Other reflects loan deferrals classified under the CARES Act Section 4013
Source: Company documents

South Plains Financial, Inc.
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 Loan Portfolio    7  Total Loans decreased $43.5 million compared to 2Q’20Decrease in total loans was due primarily to:$18.1 million in pay downs on non-residential consumer loans and direct energy loansLower seasonal agricultural production loan funding Yield stabilized in 3Q’20 after 50bps drop in 2Q’20  3Q’20 Highlights  Total Loans Held for Investment$ in Millions  Source: Company documents

 Loan Portfolio    8  Portfolio Composition  (Dollars in thousands)      Loan Portfolio     3Q’20  Commercial C&D  $   88.1  Residential C&D      154.5   CRE Owner/Occ.    212.3  Other CRE Non Owner/Occ.      432.4   Multi-Family      60.6   C&I      291.5   Agriculture      203.0   1-4 Family      372.1   Auto      193.0   Other Consumer      68.9   PPP      211.8            Total  $  2,288.2   Source: Company documents

# Select Loan Industry Concentration Detail

## As of September 30, 2020

**Direct Energy**

- Total direct energy loans of $71 million
- 93% support services, 7% upstream
- Nearly 100% Permian and Palo Duro Basins
- 12% of energy sector classified
- ALLL on energy sector is 5.3%

**Energy Support Services by Type**


Production, 25%
Real Estate Secured, 13%
Other, 4%
Waste Water, 5%
Exploration, 8%
Compression, 45%

**Hospitality**

- Total operating hospitality loans of $119 million*
- $19 million in hotels under construction, with unfunded commitments of $10 million
- 84% of balances are to limited service hotels
- 39% of operating hospitality classified; 2% is nonaccrual; 0% are 30 days or more past due
- ALLL on operating hospitality is 7.3%*

* Does not include loans reported in construction and development

**Hospitality by Geography**


Lubbock, 6%
Other, 7%
Amarillo, 10%
El Paso, 29%
Permian, 22%
Dallas / Ft. Worth, 26%

Source: Company documents

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Noninterest Income    10  Noninterest Income$ in Millions  3Q’20 Highlights  Noninterest income is $31.7 million, compared to $14.1 million in 3Q’19Revenue from mortgage banking activities improved $14.4 million based on an increase of 110% in production in 3Q’20 compared to 3Q’19Fee income primarily driven by mortgage operations, debit card and other bank service charge income, and income from insurance, trust and investment services business  Source: Company documents

 Diversified Revenue Stream  Nine Months Ended September 30, 2020    11  Total Revenues$167.4 million  Noninterest Income$75.4 million    Source: Company documents

 Net Interest Income and Margin    12  Net Interest Income & Margin$ in Millions  3Q’20 Highlights  Net interest income of $31.3 million, compared to $26.6 million in 3Q’19The increase as compared to 3Q’19 was a result of:$414 million rise in average loans primarily from the WTSB acquisition and PPP loans partially offset by a decrease in overall rates in 1Q’20  Source: Company documents

 Deposit Portfolio  13  Total Deposits$ in Millions  3Q’20 Highlights  Total Deposits of $2.94 billion at 3Q’20, which is a decrease of $4.0 million from 2Q’20Cost of interest-bearing deposits declined in 3Q’20 to 50bps from 130bps in 3Q’19Noninterest-bearing deposits represented 30.8% of deposits in 3Q’20, compared to 31.9% in 2Q’20 and 24.3% in 3Q’19  Source: Company documents

 Credit Quality    14  3Q’20 Highlights  Credit Quality Ratios  Recorded a $6.1 million provision for loan losses in 3Q’20 as compared to $13.1 million in 2Q’20 as the result of modest improvements in the economy Total classified loans decreased $3 million in 3Q’20Nonaccrual loans increased $6 million in 3Q’20 related to one customer in the transportation industry  Net Charge-Offs to Average Loans  ALLL to Total Loans HFI  Source: Company documents

 Investment Securities    15  3Q’20 Highlights  Investment Securities totaled $726.3 million at 3Q’20, a decrease of $4.4 million from 2Q’20All municipal bonds are in TexasAll MBS, CMO, and Asset Backed securities are U.S. Government or GSE  3Q’20 Securities Composition  $726.3mm  Securities & Cash$ in Millions  Source: Company documents

 Noninterest Expense and Efficiency  16  Noninterest Expense$ in Millions  3Q’20 Highlights  Noninterest expense for 3Q’20 increased from 3Q’19 due to an increase of $5.5 million in commissions and higher variable expenses related to strong mortgage activity3Q’20 includes a recovery of $303 thousand from the previously disclosed settlement of a lawsuit as well as other expense reductionsManagement continues to focus on reducing fixed expenses to drive improved profitability  Note: Adjusted Efficiency Ratio is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Balance Sheet Highlights$ in Millions  Balance Sheet Growth and Development    17  Tangible Book Value Per Share  Note: Tangible book value per share is a non-GAAP measure. See appendix for the reconciliation to GAAP   Source: Company documents

 Strong Capital Base    18  Total Stockholders’ Equity to Total Assets Ratio  Common Equity Tier 1 Ratio  Tier 1 Capital to Average Assets Ratio  Total Capital to Risk-Weighted Assets Ratio  Source: Company documents

 Appendix  19

 Non-GAAP Financial Measures    20    As of and for the quarter ended                               September 30,2020       June 30,2020       March 31,2020       December 31,2019       September 30,2019    Efficiency Ratio                                            Noninterest expense  $  35,993     $  35,207     $  34,011     $  31,714     $  30,028                                              Net interest income  $  31,273     $  30,448     $   30,199     $   28,624     $   26,568  Tax equivalent yield adjustment     322        290        145        133        103  Noninterest income     31,660        24,896        18,875        16,740        14,115  Total income  $   63,255     $   55,634     $   49,219     $   45,497     $   40,786                                               Efficiency ratio     56.90%      63.28%      69.10%      69.71%      73.62%                                              Noninterest expense  $  35,993     $  35,207     $  34,011     $  31,714     $  30,028  Less:  net loss on sale of securities     -        -        -        (27)        -  Adjusted noninterest expense     35,993        35,207        34,011        31,687        30,028                                              Total income  $   63,255     $   55,634     $   49,219     $   45,497     $   40,786  Less:  net gain on sale of securities     -        -        (2,318)        -        -  Adjusted total income  $   63,255     $   55,634     $   46,901     $   45,497     $   40,786                                              Adjusted efficiency ratio     56.90%        63.28%        72.52%        69.65%        73.62%  Unaudited$ in Thousands  Pre-Tax, Pre-Provision Income                                            Net income  $  16,731     $  5,615     $  7,083     $  10,109     $  8,258  Income tax expense     4,147        1,389        1,746        2,645        1,977  Provision for loan losses     6,062        13,133        6,234        896        420                                              Pre-tax, pre-provision income  $  26,940     $  20,137      $  15,063     $  13,650     $  10,655  Source: Company documents

 Non-GAAP Financial Measures    21    As of             September 30,2020       December 31,2019    Tangible common equity                 Total common stockholders' equity  $  352,568     $  306,182  Less:  goodwill and other intangibles     (27,502)        (27,389)                    Tangible common equity  $  325,066     $  278,793                    Tangible assets                 Total assets  $  3,542,666     $  3,237,167  Less:  goodwill and other intangibles     (27,502)        (27,389)                    Tangible assets  $  3,515,164     $  3,209,778                    Shares outstanding     18,059,174        18,036,115                    Total stockholders' equity to total assets     9.95%        9.46%  Tangible common equity to tangible assets     9.25%        8.69%  Book value per share  $  19.52     $  16.98  Tangible book value per share  $  18.00     $  15.46  Unaudited$ in Thousands  Source: Company documents